Trade Payables and Other Current Liabilities - Additional Information (Detail) - EUR (€) € in Thousands	6 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Disclosure of maturity analysis for non-derivative financial liabilities [line items]
Trade payable settlement description	The increase in trade payables for €0.8 million mainly relates to monthly effect in the timing of the expenses associated to preclinical and clinical activities and the related payments.
Decrease in trade payable	€ 800
Decrease on social security, payroll accruals and taxes	400
Increase in other current liabilities	900
Reimbursement of R&D tax credit	800
Adjustments For Increase Decrease In Other Current Liabilities Relating To Reimbursement Of Tax Credit	1,000
Current Provision for onerous contracts	443	€ 488
Increase in other grant liabilities	1,300
Adjustments For Increase Decrease In Other Current Grant Liabilities Related To Reversal Of Deferred Revenue	€ 200